Virtus Duff & Phelps Water Fund (the “Fund”),

a series of Virtus Strategy Trust

Supplement dated April 5, 2024, to the Fund’s Summary Prospectus and the

Virtus Strategy Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 29, 2024, as supplemented

Important Notice to Investors

Effective April 5, 2024, Evan Lang, CFA will no longer be a portfolio manager of the Fund and all references to Mr. Lang will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI.

There will be no change to the investment process for the Fund, which is team oriented, or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks, as a result of Mr. Lang ceasing to serve as a portfolio manager of the Fund.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060 Water Fund PM Change (4/2024)